Exhibit 10.2

                             SECOND AMENDMENT TO
                         LOAN AND SECURITY AGREEMENT
                         ---------------------------

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Second Amendment") is made as of the 31st day of July, 2003 by and among Home Products International-North America, Inc. ("Borrower"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                             W I T N E S S E T H:

      WHEREAS, Borrower, Agent and Lenders entered into a certain Loan and Security Agreement dated as of October 31, 2001 as amended by that certain First Amendment to Loan and Security Agreement dated June 1, 2003 by and among Borrower, Agent and Lenders (said Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

      2. Term of Agreement.   Section  4.1 of  the Loan  Agreement is  hereby
 deleted and the following is inserted in its stead:

                 "4.1 Term of Agreement. Subject to Agent's and Lenders' right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect through and including March 31, 2008 (the "Original Term")."

      3. Amendment Fee. In order to induce Agent and Lenders to enter into this Second Amendment, Borrower shall pay to Agent for the ratable benefit of Lenders an amendment fee of Fifty Thousand Dollars ($50,000) which amendment fee shall be fully earned, non-refundable and due and payable on the date hereof.

      4. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      5. Conditions Precedent. This Second Amendment shall become effective on the satisfaction of each of the following conditions precedent:

           (a) Borrower, Agent and Lenders shall have executed and delivered to each other this Third Amendment; and

           (b) Borrower shall have paid to Agent, for the ratable benefit of Lenders, the Fifty Thousand Dollar ($50,000) amendment fee.

           The date on which all of the conditions precedent to the effectiveness of this Second Amendment have been satisfied or waived is hereinafter referred to as the "Second Amendment Effective Date."

      6. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                             (Signature Page Follows)

        (Signature Page to Second Amendment to Loan and Security Agreement)

      IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year specified at the beginning hereof.


                                   HOME PRODUCTS
                                   INTERNATIONAL-NORTH AMERICA, INC.
                                   ("Borrower")


                                   By: /s/ James E. Winslow
                                       ---------------------------
                                       Name: James E. Winslow
                                       Title: Executive V.P. & CFO


                                   FLEET CAPITAL CORPORATION,
                                   ("Agent" and a "Lender")


                                   By: /s/ Edward M. Bartkowski
                                       --------------------------
                                       Name: Edward M. Bartkowski
                                       Title: SVP

 CONSENTED AND AGREED TO
 this 31st day of July, 2003.

 HOME PRODUCTS INTERNATIONAL, INC.

 By: /s/ James E. Winslow
     ---------------------------
     Name: James E. Winslow
     Title: Executive V.P. & CFO